SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2007 (August 8, 2007)
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2210 Seattle, Washington 98101
(Address of principal executive offices)

(206) 357-4220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

On August 8, 2007, the Board of Directors of Mogul Energy International, Inc. approved the Mogul Energy International, Inc. 2007 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to provide a means for the Company to continue to attract, motivate and retain management, key employees, consultants and other independent contractors, and to provide these individuals with greater incentive for their service to the Company (and related entities) by linking their interests in the Company’s success with those of the Company and its shareholders.  The Plan provides that up to a maximum of 4,000,000 shares of the Company’s common stock (subject to adjustment) are available for issuance under the Plan.

On August 8, 2007, the Board of Directors of Mogul Energy International, Inc. (the “Company”) approved a form of stock option agreement under the Mogul Energy International, Inc. 2007 Stock Incentive Plan.

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.  The form of stock option agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved grants of stock options to executive officers, directors, and employees under the Plan.  The Committee awarded Naeem Tyab, President, options to purchase 1,000,000 shares of the Company’s common stock at a strike price of $0.30.  The Committee also awarded additional options on the same terms to the following persons:  Sean Malcolm, VP Business Development, General Counsel, 600,000; Ernie Pratt, Director, 250,000; Jeff Ratcliffe, 200,000; Creenagh Flynn, 200,000.  All options vest over a one-year period, as provided in the Plan, and will expire on August 7, 2012.

SECTION 6.  [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1– Mogul Energy International, Inc. 2007 Stock Incentive Plan

Exhibit 10.2– Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President

Date: August 9, 2007